UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – November 10, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1727 West Broadway, Suite 400 Vancouver, British Columbia	V6J 4S5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 738-6644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2008, Chemokine Therapeutics Corp. reported its results of operations for the three months ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Earnings release for the period ended September 30, 2008 issued by Chemokine Therapeutics Corp. on November 10, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer Chief Financial Officer

Exhibit 99.1

CHEMOKINE THERAPEUTICS CORP.
1727 West Broadway Suite 400 Vancouver, BC V6J 4S5 Tel: (604) 738-6644 Fax: (604) 738-6645 www.chemokine.net

NEWS RELEASE

     TSX: CTI         OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES THIRD QUARTER 2008

FINANCIAL AND OPERATING RESULTS

Vancouver, BC (November 10, 2008) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, today announced the financial and operating results of the third quarter ended September 30, 2008.

Third Quarter Highlights:

•

Strategic financial initiative launched

•

Ed Taylor and Walter Korz join the Board of Directors

•

Approval from Hong Kong to commence Phase II study in liver cancer with CTCE-9908

•

Issuance of U.S. patent “CXC Chemokine Receptor 4 Agonist Peptides”

•

Positive breast cancer data presented at Joint Metastasis Research Society - American Association for Cancer Research Conference

•

Dr. Andrew Zhu joins the Oncology Advisory Board

Subsequent events:

•

Engagement of Investment Banker

•

Positive data presented at the 2008 EORTC-NCI-AACR Molecular Targets and Cancer Therapeutics Conference

 “We are currently reviewing all strategic alternatives to enhance shareholder value including merger, sale, licensing and partnership transactions,” stated Walter Korz, President and Chief Executive Officer.

Financial Results - Unaudited

(All amounts in U.S. dollars and in accordance with U.S. GAAP unless otherwise specified)

The Company incurred a net loss of $431,380 ($0.01 per share) for the three months ended September 30, 2008 compared to $1,467,667 ($0.03 per share) for the three months ended September 30, 2007.  The decrease in the loss was primarily caused by the decrease in research and development expenditures.

The Company had no revenues in the three months ended September 30, 2008, or in the three months ended September, 2007.

Research and development expenses include contract research, manufacturing, laboratory supplies, and staff salaries.

Research and development expenses for the three months ended September 30, 2008 were $52,267, a decrease of $726,029 from the $778,296 comparative amount recorded in the three months ended September 30, 2007. The decrease is a result of reduced spending on clinical and preclinical studies and can be attributed to the reduced expenses for research and development salaries amounting to approximately $181,000, lab expenses of approximately $58,000 and contract research expenses of approximately $487,000 following the surrender of the laboratory leases and reductions in laboratory personnel implemented in December 2007.

The Company recorded direct costs for CTCE-9908 of approximately $49,745 for the three months ended September 30, 2008 compared to $483,181 for the three months ended September 30, 2007. The decrease in CTCE-9908 of $433,436 in direct costs in the current period is a result of a reduction of spending as mentioned above.

Direct costs for CTCE-0214 were approximately $2,522 for the three months ended September 30, 2008 compared to $57,769 for the three months ended September 30, 2007.  The decrease in CTCE-0214 of $55,247 in direct costs in the current period is a result of a reduction of spending as mentioned above.

Assuming that the Company is able to raise the required financing, research and development expenses are expected to increase in the future as and when the Company incurs costs for clinical trials. Completion dates and completion costs to bring a drug candidate to market vary significantly for each drug candidate given the nature of the clinical trials and the fact that more clinical trials may need to be conducted to advance a drug candidate based upon the results of each phase. In addition, the Company anticipates partnering with larger pharmaceutical companies to conduct and finance later stage clinical trials and therefore the timing of completion of the approval of a drug will likely not be within the Company’s control. Based on these factors the Company cannot reasonably estimate the completion dates and completion costs required to gain regulatory approval of our compounds for sale. Drug candidates are required to successfully complete Phase III clinical trials before gaining regulatory approval for sale which for our drug candidates is not expected to occur for several years.

General and administrative expenses for the three months ended September 30, 2008 were $327,572, compared to $751,887 for the three months ended September 30, 2007.  The decrease of $424,315 was in respect of reduced expenditures of approximately $188,000 in salaries and directors fees, approximately $45,000 in professional fees, approximately $132,000 for travel, and approximately $59,000 for other expenses. Other general and administrative expenses included consulting, marketing and promotion expenses incurred for business development.

Interest income was $3,035 for the three months ended September 30, 2008 compared with $26,483 for the three months ended September 30, 2007. The decrease of interest income of $23,448 was due to decreases in short-term investments and cash equivalents.

Foreign exchange gain was $19,621 for the three months ended September 30, 2008, compared to a gain of $140,360 for the three months ended September 30, 2007. The gain in 2007 principally resulted from short-term investments and foreign currency transactions and the strengthening of other currencies against the US currency.

At September 30, 2008, the Company had approximately $315,000 in cash and cash equivalents and short term investments on hand, compared to approximately $1.8 million as of September 30, 2007, a decrease of approximately $1.5 million.  The working capital deficiency at September 30, 2008 was approximately $120,000 compared to working capital of approximately $1.5 million at September 30, 2007, a decrease of $1.6 million.

As stated above, the Company intends to seek additional financing from external sources.  If the Company is unable to raise additional capital in the near term, the Company will need to cease operations or reduce, cease or delay research and development programs and significantly adjust the Company’s current business plan.   Please refer to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008 as filed with the U.S. Securities and Exchange Commission for additional disclosures relating to Liquidity and Capital Resources.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, the ability of the Company to obtain adequate financing to fund its operations, the potential dilutive effects of any financing, risks associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of the Company’s intellectual property, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 738-6643 or 1-888-822-0305 Fax: (604) 738-6645 E-mail: devans@chemokine.net Internet: www.chemokine.net

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

INTERIM CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2008	2007
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$244,244	$688,388
Short-term investments	70,475	75,658
Amounts receivable	42,971	27,353
Prepaid expense and deposits	67,311	41,122

TOTAL CURRENT ASSETS	425,001	832,521

PROPERTY AND EQUIPMENT, net	86,095	337,751

LICENSE COSTS, net	2,834	8,605

DEFERRED FINANCING COSTS	14,648	–

AMOUNT DUE FROM AFFILIATE (Note 3)	–	50,439

	$528,578	$1,229,316

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$547,030	$897,996
Current portion of capital lease obligation	–	10,254

TOTAL CURRENT LIABILITIES	547,030	908,250

COMMITMENTS (Note 7)

STOCKHOLDERS’ EQUITY

PREFERRED STOCK
Authorized – 6,000,000 shares; par value $ 0.001 per share at September 30, 2008
Issued and outstanding: September 30, 2008 – Nil; December 31, 2007 – Nil	–	–

COMMON STOCK (Note 3)
Authorized – 200,000,000 shares; par value $ 0.001 per share at September 30, 2008 and December 31, 2007
Issued and outstanding: September 30, 2008 – 53,333,575 December 31, 2007 – 42,183,748	53,334	42,184

ADDITIONAL PAID-IN CAPITAL	32,758,470	31,062,180

(DEFICIT) ACCUMULATED DURING THE DEVELOPMENT STAGE	(32,830,256)	(30,783,298)

	(18,452)	321,066

	$528,578	$1,229,316

See notes to the interim consolidated financial statement on SEDAR or EDGAR.

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS

 (Unaudited)

									Cumulative from
									inception on
		Three months ended				Nine months ended			July 15, 1998 to
		September 30,				September 30,			September 30,
		2008		2007		2008		2007	2008

REVENUE	$		$		$		$		$275,000

EXPENSES
Research and development		52,267		778,296		592,905		1,098,881	17,168,727
General and administrative		327,572		751,887		1,255,577		2,541,487	16,013,768
Stock-based compensation		12,724		26,747		43,015		89,321	705,955
Amortization of license		1,923		1,924		5,770		5,771	47,768
Depreciation & amortization of property and equipment		55,284		75,656		186,414		225,823	828,919

		449,770		1,634,510		2,083,681		3,961,283	34,765,137

OTHER INCOME
Interest income		3,035		26,483		11,816		125,867	750,102
Foreign exchange gain (loss)		19,621		140,360		27,167		449,734	933,168
Gain (loss) on sale of property and equipment		(4,266)				(2,260)			(23,389)

		18,390		166,843		36,723		575,601	1,659,881

NET LOSS		$(431,380)		$(1,467,667)		$(2,046,958)		$(3,385,682)	$(32,830,256)

NET LOSS PER COMMON SHARE FOR THE PERIOD - BASIC AND DILUTED		$(0.01)		$(0.03)		$(0.04)		$(0.08)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING		53,333,575		42,183,748		49,074,189		42,183,748

See notes to the interim consolidated financial statement on SEDAR or EDGAR.

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

INTERIM CONSOLIDATED STATEMENTS OF CASH FLOW

 (Unaudited)

					Cumulative
					from inception
	Three months ended		Nine months ended		on July 15, 1998 to
	September 30,		September 30,		September 30,
	2008	2007	2008	2007	2008

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(431,380)	$(1,467,667)	$(2,046,958)	$(3,385,682)	$(32,830,256)
Adjustments to reconcile net cash provided by operating activities
Depreciation and amortization	57,207	77,580	192,184	231,594	876,687
Patent application expensed	–	–	–	–	81,858
Loss (gain) on sale of property and equipment	4,266	–	2,260	–	23,389
Realized foreign exchange loss (gain)	(8,974)	–	(9,254)	–	(20,876)
Common shares issued for consulting services	–	–	–	–	1,033,669
Warrants issued for consulting services	–	–	–	–	404,842
Options issued for consulting services	–	–	–	–	87,968
Stock-based compensation	12,724	26,747	43,015	89,321	705,955
Decrease (increase) in
Amounts receivable	(25,120)	(16,382)	(15,618)	(21,218)	(42,971)
Prepaid expense and deposits	33,338	20,603	(26,189)	69,496	(67,311)
Increase (decrease) in
Accounts payable and accrued liabilities	(236,442)	(446,733)	(350,966)	89,832	547,030
Deferred financing cost	(14,648)	(340,640)	(14,648)	(1,054,295)	(14,648)

Cash provided (used) by operating activities	(609,029)	(2,146,492)	(2,226,174)	(3,980,952)	(29,214,664)

CASH FLOW FROM FINANCING ACTIVITIES
Stock issued for cash	–	–	1,894,832	–	33,542,308
Stock issued for settlement of debt	–	–	–	–	200,000
Offering costs	–	–	(230,405)	–	(3,205,001)
Net advances (to) from affiliates	–	571,004	50,435	85,650	(35,044)
Capital lease payments	(2,659)	(2,495)	(10,254)	(7,182)	(34,650)

Cash provided (used) by financing activities	(2,659)	568,509	1,704,608	78,468	30,467,613

CASH FLOW FROM INVESTING ACTIVITIES
Cash held by disposed subsidiary	–	–	–	–	(4,754)
Purchase of investments	–	(3,761)	(955)	(937,378)	(17,310,207)
Redemption of investments	4,891	–	6,138	2,504,294	17,239,733
Payment under license agreement (Note 7)	–	–	–	–	(50,603)
Proceeds on sale of property and equipment	76,262	–	81,793	–	133,599
Purchase of property and equipment	–	(2,581)	(9,554)	(362,455)	(1,016,473)

Cash provided (used) by investing activities	81,153	(6,342)	77,422	1,204,461	(1,008,705)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS DURING THE PERIOD	(530,535)	(1,584,325)	(444,144)	(2,698,023)	244,244

CASH AND CASH EQUIVALENTS, beginning of period	774,779	3,332,970	688,388	4,446,668	–

CASH AND CASH EQUIVALENTS, end of period	$244,244	$1,748,645	$244,244	$1,748,645	$244,244

See notes to the interim consolidated financial statement on SEDAR or EDGAR.